UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA		90064
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:	310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2011

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

IMPORTANT REMINDER:

Effective as of the close of business on November 4, 2011, UMB Fund Services, Inc. (UMBFS) officially replaced Boston Financial Data Services as the transfer agent for the FPA Funds. While many of the services UMBFS provides take place behind the scenes, we believe that changing providers will result in lower overall costs to the Funds while providing greater reporting and online capabilities. We hope that this change further enhances your experience with the FPA Funds. Please refer to the back cover of this report for the new contact information.

FPA Capital Fund, Inc.

September 30, 2011

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2011. Your Fund's net asset value (NAV) per share closed at $36.64. No dividends were paid during the period.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Periods Ended September 30, 2011 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	6/30/1984 Inception
FPA Capital Fund (NAV )*	5.68%	2.96%	10.28%	9.74%	13.06%	13.97%	14.43%
FPA Capital Fund**	0.13%	1.86%	9.69%	9.35%	12.76%	13.73%	14.20%
(Net of Sales Charge)
Lipper Mid-Cap Value Fund Average	-4.84%	-1.38%	6.60%	7.51%	9.75%	NA	NA
Russell 2000	-3.53%	-1.02%	6.12%	5.59%	8.05%	8.08%	8.75%
Russell 2500	-2.22%	0.19%	7.08%	7.23%	9.48%	9.66%	10.62%
Standard & Poor's 500 Stock Index	1.14%	-1.18%	2.82%	5.23%	7.64%	9.03%	10.27%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was -21.42%*. This compares with total returns of -21.48% for the Lipper Mid-Cap Value Fund Average, -23.13% for the Russell 2000, -21.68% for the Russell 2500 and -13.78% for the S&P 500. For the calendar year-to-date period, these same comparisons are -11.04%* for FPA Capital Fund, -15.90% for the Lipper Mid-Cap Value Fund average, -17.02% and -14.87% for the Russell 2000 and 2500, and -8.68% for the S&P 500.

Commentary

Large-cap, small-cap, mid-cap, domestic, or international, it did not matter in the third quarter where one was invested in equities, all sectors got shellacked. Global stocks declined more than 16%, and domestic large-cap and small-cap stocks dropped nearly 15% and more than 20%, respectively, in the third quarter. Whatever happened to safety through diversification?

We wrote earlier this year, when the market was in positive return territory, that investors seemed to be ignoring the growing fiscal crisis in Europe and paying rich multiples for stocks. What was obvious to us a couple of quarters ago was that the European sovereign debt problems were not going to go away simply because some heads of states said Greece would not default on its debts. As recent as September some world leaders were still denying Europe was facing a financial crisis. Well when a country has €50 billion of cash interest costs and just €46 billion of tax revenue, like Greece, that represents insolvency, in our opinion. As the markets were rising earlier this year, we continued to sell into that strength. This was after we aggressively trimmed back the majority of the positions last year, and even eliminated a couple of stocks.

*    Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 5.25% of the offering price.

As stock valuations rapidly declined, we loosened our belt and parted with some of your portfolio's cash. We purchased more names during the past quarter than at any other time since the fall of 2008. We will discuss some specifics later in the letter, but to give you a sense, we bought shares in a healthcare company, a financial service company, and a technology company, among others. However, we utilized only a portion of the portfolio's cash and none of the newer positions reached a fully-committed level, typically 3% of the portfolio's gross value, this due to prices moving away from us once we began allocations.

As portfolio managers, we recognize the large macro-economic risks and also observe that P/E ratios are still too high for many companies, despite the recent market decline. For instance, the Russell 2000 and 2500 had P/E's at the end of the third quarter of 19.9x and 17.4x, respectively. Your portfolio's P/E is roughly 11x. Moreover, according to the Bank Credit Analyst, non-financial corporate after-tax profit margins have reached the highest level in over thirty years and near post-World War II highs. Thus, investors are still paying rich multiples for corporate earnings with near peak profit margins. While we will not waver from our valuation discipline, recent volatility did provide us the opportunity to deploy capital.

Over the years, we have often mentioned that liquidity will be used to strategically purchase securities at very attractive values. The third quarter offered up a few such opportunities. While the indices were falling roughly 20% and many stocks declining 30% or more, we deployed capital into that weakness. For instance, we purchased shares of Amerigroup Corp. (AGP) after that stock had plunged nearly 40% in the quarter and roughly 45% from its recent 52-week high.

AGP operates as a multi-state managed healthcare company. It focuses on serving people, who receive healthcare benefits through publicly funded health care programs, including Medicaid, Children's Health Insurance Program (CHIP), Medicaid expansion programs, and Medicare Advantage. The company currently serves approximately 2 million members in eleven states, including Texas, Georgia, Florida, Tennessee, Maryland, New Jersey, New York, Nevada, Ohio, Virginia, and New Mexico.

At our purchase price, we bought the shares of AGP at roughly 8x trailing-twelve month (TTM) earnings and at a 17% free cash flow yield. The investment thesis is that states are experiencing and will continue to experience difficulty in raising revenues and a greater demand to provide healthcare to needy people, particularly children. One solution for states to deal with these two issues is to outsource their Medicaid programs to managed-care companies like AGP. States save money because AGP has the operational scale, efficiencies, and the processes to drive costs out of the system yet provide equal or better care than government-managed healthcare programs. We expect state budgets to remain tight over the foreseeable future, in turn, providing good growth prospects for AGP.

Besides revenue reimbursement risks, we believe a big short-term risk to AGP, or any other managed care provider, is the medical loss ratio. That is, AGP could be surprised by higher medical costs due to more sick people or the severity of illnesses coming in greater than expected. Nonetheless, AGP should be adequately compensated in future years if those risks persist and the company is able to achieve higher reimbursements from the states.

We initiated a position in Veeco Instruments (VECO) after its shares collapsed nearly 50% in the quarter. The company designs, manufactures, and markets equipment to make high brightness light emitting diodes (HB LEDs), solar panels, hard-disk drives, and other devices. The company's LED and Solar segment designs and manufactures metal organic chemical vapor deposition (MOCVD) systems that are used to make HB LEDs. Its Data Storage segment designs and manufactures ion beam etch, ion beam deposition, diamond-like carbon, physical vapor deposition, chemical vapor deposition, and dicing and slicing systems, which are primarily used to create thin film magnetic heads that read and write data on hard disk drives.

We purchased VECO at less than 1.5x TTM EBITDA, net of $14 cash per share. VECO is a company that allows shareholders to participate in the rapidly growing market for LED lights, which may soon replace the Edison incandescent light bulb. VECO has approximately 45% market share worldwide for MOCVD tools.

HB LED lighting is in its infancy and the world is moving fairly quickly to LED lighting. For instance, Japan is accelerating their push to LED lighting, particularly after the recent big earthquake in Fukushima. In California, retailers will be banned from selling the Edison incandescent bulb starting in 2012. For the USA, the ban goes into effect in 2014. Europe is in the process of phasing out incandescent bulbs, and in 2016 the EU will even phase out halogen lamps, a viable competitor to LEDs. LEDs consume just 3-33% of the energy other lamps consume, depending on which lamp is being compared, for the same lumen output.

In our opinion, VECO's valuation is cheap, after considering its net cash position, and we can see the company earning over $3 a share within the next three years. Thus, there is good upside potential in the stock. However, the capital equipment business is quite volatile, with periods of excess capacity and then periods of tight capacity. Today, the market is over supplied with MOCVD tools (mainly in China), as producers have purchased equipment ahead of the LED lighting demand ramp. Excess capacity and the fear of a rapid decline in MOCVD tool orders is why the stock recently declined more than 50%. We currently have approximately a 0.50% position, recognizing that orders will likely get pushed out or even cancelled over the next several quarters, and that the stock could drop further from our recent purchases, at which time we would expect to increase the allocation.

Normally we discuss a couple of stocks that performed well in the quarter, but given the large overall market decline, no stock provided any meaningful positive contribution to the portfolio. However, the portfolio had a number of under-performing stocks, including Newfield Exploration (NFX) and Trinity Industries (TRN). Both of these stocks declined roughly 40% in the quarter, with NFX closing at $39.69 and TRN at $21.41.

NFX is an Oil & Gas Exploration and Production company in which we originally invested back in the fall of 2008. Our average purchase price then was approximately $20, and we subsequently sold more than half of the position as the stock appreciated to more than $70. We believe the NFX management team is an excellent steward of shareholders' capital and that the company has some assets which should generate good returns for equity owners. NFX declined, along with many other energy stocks, because oil prices declined more than 15% to below $80 a barrel during the quarter. Should NFX decline further, we are likely to buy what we sold earlier and possibly more depending on the prevailing price level.

TRN is an investment that we have owned for a number of years and represents an opportunity for shareholders to take part in the renewed strength of the railroad and railcar industries. Besides making and leasing railcars, TRN also makes barges that are used to move products along various rivers in America, structural wind towers that support the turbines to make electricity from wind, and the company has a concrete and aggregates business. Needless to say, TRN's sales and profits are highly correlated with industrial economic activity in the U.S. In the third quarter, investors grew more fearful of a recession and, thus, a decline in TRN's future profitability. Earlier this year, we anticipated a slowdown in our economy and reduced the portfolio's position in TRN accordingly. The stock price of TRN did not decline far enough in the quarter to entice us to add to the position, however we would add if its price falls within our valuation range.

Philosophy Recap

In times of volatility it is important to remember the philosophy and strategy that guides us, as we manage the portfolio. Before detailing our outlook, we will lay out some of our key investment tenets. We believe that fear and uncertainty, which creates volatility in stock prices, provide us with opportunities. The larger the downside volatility, the bigger the discount from intrinsic value at which we can accumulate shares in a business. In our opinion, the best way to produce superior absolute returns, while protecting capital, is to build a portfolio of companies with the following characteristics:

i)  Leadership positions and a history of profitability. Companies with such characteristics have a lower probability of business failure than firms with secondary or tertiary positions, or businesses with unproven operating histories and a lack of profitability. When economic recessions occur, customers and vendors naturally gravitate toward larger and financially solid companies. This is because customers and vendors have greater confidence in market leaders and their ability to remain solvent.

ii)  Balance sheets with little leverage. A strong financial position helps to protect against the cyclical changes in profitability that are inherent in business cycles and that can bankrupt firms with too much leverage. Strong balance sheets not only protect a company against bankruptcy, but also allow shrewd managers to buy good assets when there is distress in the economy, enhancing the long-term enterprise value of such entities.

iii)  Management teams of high quality. Effective management maximizes business and capital allocation opportunities in both good times and bad. For example, attention to a low cost structure protects margins and cash flows during recessions. A focus on improved volumes, mix and pricing also provides owners with better upside during times of growth. While a successful past is no guarantee of future outperformance, we make investments in companies that have a management team with a proven track record of achievement and an effective capital allocation philosophy and where there is a true alignment of interest with their shareholders.

iv)  Potential for profitability improvement. We seek those companies that have the ability to expand margins, for those that do will, in general, have more potential for stock price appreciation. An example would be a company operating under recessionary conditions that we are able to buy at a depressed valuation and where the upside in earnings accrues entirely to us, the shareholders. It also can be companies and industries undergoing a change for the better, but the stock price is not accounting for the prospective improvement. Additionally, we occasionally will find companies that are misunderstood and where we believe the profit potential is substantially greater than the market believes.

v)  Prices at least 35% below what we believe the business is worth today. The less we pay, the bigger our margin of safety to provide cushion to any negative changes that can lower the business' intrinsic value. In other words, if we pay $0.50 for a business we think is worth $1, we still make $0.25 even if the company is really just worth $0.75 — still 50% upside if the business trades to intrinsic value. Price is the great equalizer and we are willing to wait for the right price to come our way. This concept of absolute valuation is what distinguishes us from "relative" value managers, and is among the prime factors for our long-term excess returns. Discipline keeps us from paying too much, a cardinal sin of investing.

These five tenets help protect our investments against both business and market risk, and help guard against a permanent impairment of capital. In addition, we i) focus on the long-term when investing, ii) concentrate our investments in our best and most attractive ideas and sectors, and iii) are aggressive in deploying capital when opportunities are abundant and patient when there is a lack of prospects.

The important factor to remember is that we have been executing this strategy everyday for the past two decades at FPA. We do not expect any changes to this fairly simple investment strategy, but the key is to execute it when the valuations warrant either a buy or sell decision. On our website, www.fpafunds.com, you can find a more detailed review of our philosophy, process and strategy in our Policy Statement.

Outlook

Volatility has returned to the stock market. We discussed the likely return of volatility earlier this year, and our outlook has not changed much since then. We opined then that "growth in corporate profits will slow considerably...the U.S. economy is not on a healthy growth path with fiscally irresponsible trends which, if they continue, should lead to far greater financial market volatility...the EU is going to have to make a very difficult decision: either they support Greece...or they let Greece default and hope the contagion effects can be contained...the risks to the global economy are high in both cases." These points still hold true today.

We still advocate that corporate profit growth will slow and could decline, that the issues facing the U.S. and Europe are large, are hard to correct, and are likely to result in subpar real GDP growth of less than 2% for the U.S. and Europe, at best, for the foreseeable future. Considering the economy grew real GDP around 1% in the first half, we could very well dip into a second recession before moving back to slow growth.

We think the leverage in the system that was built up during the last decade, along with the capital destruction from bad loans to, among others, homeowners in the U.S. and governments in Europe, are at the core of the current problems. Unless this debt gets reduced via defaults and restructurings, we don't see how growth will return in any meaningful way. Excessive indebtedness is a problem for developed countries in general. Aggregate indebtedness, which includes private and government debt, is 450% for the Euro zone, 470% for Japan and 350% for the U.S., according to Hoisington Investment Management. Our thesis is that for growth in developed nations to return in a significant way, we need to see a substantial reduction in these debt ratios, and there is nothing indicating this is happening so far.

The U.S. consumer is in pain. His/her debt went from seven trillion in 2000 to close to fourteen trillion in 2007. This debt load has only slightly been decreased since then. However, decreases in home values severely damaged the consumer's balance sheet. Weak payroll growth and high unemployment have not helped the situation. Real private hourly earnings are now running negative 2%. This is just above the trough we saw in mid-2008. The duration of unemployment, now over 40 weeks, is double the highest we've seen over the last two decades. The U6 unemployment rate at 16.5%, is double what we had in 2007. Nondiscretionary outlays as a percent of total spending has gone from 28.5% to 34% according to MacroMavens, about the level we saw in 1981, at the peak of the inflationary cycle. In summary, the consumer is being adversely impacted on multiple fronts and this is unlikely to change in the short-term.

In light of the above, with the consumer representing 70% of the U.S. economy, we have difficulty envisioning how the situation can improve as things stand. The negative feedback loop resulting from weak consumer spending because of bad balance sheets, high unemployment, and poor payroll growth, led businesses to cut back capital spending and hiring, ultimately resulting in a slow growing economy at best. Data from job openings at small firms is confirming this trend. The percentage of small businesses with one or more job openings has been cut in half from the mid-20s percent in 2007 to the low double digits currently.

The enormous amounts of monetary and fiscal stimulus that has been directed to the U.S. economy are unprecedented, and all it has succeeded in doing is to sustain the economy, as opposed to kick-start it. The amount of federal debt has increased by 30% of GDP in the last few years with record fiscal deficits. This explosion in treasury debt closely follows the household debt explosion we saw the last decade. Gross U.S. Treasury debt is currently $14.9 trillion or 99% of GDP. Public debt increased $1 trillion in FY2008, $1.9 trillion in FY2009 and $1.7 trillion FY2010. Our current ranking as the number twelve highest debt to GDP nation is not encouraging. We continue to believe that this is a serious issue that must be addressed soon, or it will get more difficult to deal with.

The more desperate the U.S. government and Fed get, we fear they will continue to employ these stimulus measures. With the Fed already having tripled the quantity of money over the last several years, the question is whether they will extract all this money when activity in the economy returns. So far the increased money supply has not created much inflation because the velocity of money (the speed at which money changes hands in the economy) has fallen at the same time. This may not last forever. In our opinion, ever increasing amounts of money supply is a very dangerous path to take, even if the intention is to extract it when activity returns. We saw this in the Weimar Republic of Germany in the early 1920s, when increasing amounts of money supply had a minimal impact on business activity but led to rapidly escalating inflation as people lost their faith in the currency and drove the velocity of money ever higher. We don't think inflation is an issue for the short-term, but we do question what path the Fed and the ECB will take over the long-term. What we've seen so far gives us little confidence.

Ludwig Von Mises, the famous Austrian economist, has pointed out the dangers of monetary expansions — "they create a severe misinvestment of capital." The monetary expansion in the U.S. fueled our housing bubble, creating significant misallocation and destruction of capital, leaving us, as a nation, poorer. Europe is experiencing the same effects from their monetary expansion and poor capital allocation during the decade after the Euro was formed. The large growth of debt in Portugal, Ireland, Italy, Greece and Spain would not have taken place had those countries not been part of the EU with its low interest rates and strong currency. This dismal distribution of capital is likely to significantly constrain Europe's growth rates in the foreseeable future.

The issues in Europe will take time to work through. The recent announcement by the leaders in Germany and France that they will come up with a comprehensive plan to support their banks is a first step. It will be costly. Egan-Jones Ratings have calculated write-downs associated with holding debt from Greece, Ireland, Portugal, Spain, Belgium and Italy. Using their estimates of 90% for Greece, 70% for Ireland and Portugal, and 65% for Spain, Belgium and Italy, many of the leading banks in Europe have close to zero or negative equity to assets, including Commerzbank, Lloyds, Barclays, Deutsche Bank, Credit Agricole and Societe Generale. Per our own estimate, Portugal, Ireland, Italy, Greece and Spain will need to lower their debt loads by two trillion Euros to be on a sustainable path, or raise their tax revenues to support the excess debt. We arrive at this figure by taking their existing tax revenues and calculating the amount of debt that these revenues will support after deducting all other services that a government needs to perform be it education, police, military, medical, fire, and other services.

With the consumer in difficult straits, the government spending far above what is sustainable to support the economy, and businesses not hiring enough to reduce the unemployment lines, we ask ourselves what this means for corporate profit growth? Nothing positive is our answer. Corporate profits as a percent of GDP for domestic businesses is at record levels. The average level the last sixty years has been 5.0% and we are now at 7.2%. This is higher than the margins achieved in the mid-1960s and 2007. Every time a peak has been reached in the past, margins have come down below the average level within five years. With a mean reversion to lower profit margins most likely coming, and slow GDP growth at best, we expect a lot of profit disappointments coming our way, which we'd welcome with our cash levels currently elevated.

We have skewed the portfolio to companies exposed to global growth because of our negative views on the U.S. and Europe. Of the portfolio's equity investments, three quarters have a heavy exposure to global-demand growth, as opposed to U.S.-demand growth. This includes our oil service, oil and gas exploration, and technology companies. Our oil and technology investments are backdoor ways to participate in global growth and emerging markets.

Developing markets constitute a large share of incremental oil demand and their fortunes can have pronounced impacts on oil demand and prices. Oil also has a severe decline curve that works as a natural balancing mechanism in a weak demand environment. Oil in the ground and equipment used to produce it are real assets that are likely to provide a store of value against potential future monetary inflation. Our technology investments, besides exposure to global growth, also have a built in reduction of supply via obsolescence. On average, technological equipment obsoletes itself over five years, which speeds the path to recovery when excesses build up. We continue to like our investments in the oil service, oil and gas exploration and technology areas for these reasons.

We thank you for your continued support during these challenging times, and will strive to retain the confidence you have expressed in us.

Respectfully submitted,

Dennis M. Bryan
Co-Chief Executive Officer and Portfolio Manager

Rikard B. Ekstrand
Co-Chief Executive Officer and Portfolio Manager
October 24, 2011

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

September 30, 2011

Common Stocks		65.8%
Oil Field Services	20.3%
Technology	17.6%
Oil & Gas Exploration	11.4%
Retailing	6.6%
Industrial Products	6.3%
Healthcare	1.6%
Financial	1.1%
Basic Materials	0.9%
U.S. Treasuries		23.1%
Short-Term Investments		12.8%
Other Assets and Liabilities, net		(1.7)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2011

Shares
NET PURCHASES
Common Stocks
Amerigroup Corporation (1)	443,100
Arris Group, Inc.	17,400
Arrow Electronics, Inc.	45,500
Atwood Oceanics, Inc.	24,400
Avnet, Inc.	46,400
Cabot Oil & Gas Corporation	1,700
Cimarex Energy Co.	5,300
Ensco PLC	30,200
Federated Investors, Inc. (1)	678,600
Interdigital, Inc. (1)	91,158
Newfield Exploration Company	154,300
Oshkosh Corporation (1)	1,245,026
Reliance Steel & Aluminum Co.	6,400
Rowan Companies, Inc.	49,000
Signet Jewelers Ltd	19,900
SM Energy Company	9,400
Trinity Industries, Inc.	29,728
VEECO Instruments Inc. (1)	225,700
Western Digital Corporation	43,200
NET SALES
Common Stocks
Baker Hughes Incorporated	86,703
Foot Locker, Inc.	62,600
Patterson - UTI Energy, Inc.	480,400
Pride International, Inc. (2)	484,000
Rosetta Resources, Inc.	257,313

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from commitment to portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2011

COMMON STOCKS	Shares	Value
OIL FIELD SERVICES — 20.3%
Atwood Oceanics, Inc.*	700,500	$24,069,180
Baker Hughes Incorporated	428,772	19,792,116
Ensco PLC	1,900,800	76,849,344
Patterson - UTI Energy, Inc.	1,173,300	20,345,022
Rowan Companies, Inc.*	2,634,000	79,520,460
		$220,576,122
TECHNOLOGY — 17.6%
Arris Group, Inc.*	602,800	$6,208,840
Arrow Electronics, Inc.*	2,232,200	62,010,516
Avnet, Inc.*	2,454,700	64,018,576
Interdigital, Inc.	91,158	4,246,140
VEECO Instruments Inc.*	225,700	5,507,080
Western Digital Corporation*	1,922,800	49,454,416
		$191,445,568
OIL & GAS EXPLORATION — 11.4%
Cabot Oil & Gas Corporation	94,900	$5,875,259
Cimarex Energy Co.	229,700	12,794,290
Newfield Exploration Company*	633,300	25,135,677
Rosetta Resources, Inc.*	1,712,300	58,594,906
SM Energy Company	359,900	21,827,935
		$124,228,067
RETAILING — 6.6%
Foot Locker, Inc.	2,122,216	$42,635,319
Signet Jewelers Ltd*	855,000	28,899,000
		$71,534,319
INDUSTRIAL PRODUCTS — 6.3%
Oshkosh Corporation*	1,245,026	$19,596,709
Trinity Industries, Inc.	2,253,028	48,237,329
		$67,834,038
HEALTHCARE — 1.6%
Amerigroup Corporation*	443,100	$17,285,331
FINANCIAL — 1.1%
Federated Investors, Inc.	678,600	$11,895,858
BASIC MATERIALS — 0.9%
Reliance Steel & Aluminum Co.	275,308	$9,363,225
TOTAL COMMON STOCKS — 65.8% (Cost $492,529,943)		$714,162,528

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
U.S. TREASURIES — 23.1%
U.S. Treasury Bill — 0.09663% 11/25/11	$80,000,000	$79,999,200
U.S. Treasury Note — 0.875% 2012	170,000,000	170,452,200
TOTAL U.S. TREASURIES (Cost $250,810,509)		$250,451,400
TOTAL INVESTMENT SECURITIES — 88.9% (Cost $743,340,452)		$964,613,928
SHORT-TERM INVESTMENTS — 12.8%
State Street Bank Repurchase Agreement — 0.01% 10/03/11 (Collateralized by $7,095,000 Principal Amount U.S. Treasury Note — 1.375% 2018)	$6,909,000	$6,909,002
ExxonMobil Corporation — 0.03% 10/04/11	57,000,000	56,999,858
Chevron Corporation — 0.05% 10/05/11	45,000,000	44,999,750
General Electric Capital Corporation — 0.04% 10/06/11	30,000,000	29,999,833
TOTAL SHORT-TERM INVESTMENTS (Cost $138,908,443)		$138,908,443
TOTAL INVESTMENTS — 101.7% (Cost $882,248,895)		$1,103,522,371
Other assets and liabilities, net — (1.7)%		(18,230,737)
TOTAL NET ASSETS — 100.0%		$1,085,291,634

*  Non-income producing securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011

ASSETS
Investments at value:
Investment securities — at market value (identified cost $743,340,452)	$964,613,928
Short-term investments — at amortized cost (maturities of 60 days or less)	138,908,443	$1,103,522,371
Cash		360
Receivable for:
Capital Stock sold	$293,170
Accrued interest	250,611	543,781
		$1,104,066,512
LIABILITIES
Payable for:
Investment securities purchased	$17,205,271
Advisory fees and financial services	731,476
Capital Stock repurchased	636,910
Accrued expenses and other liabilities	201,221	18,774,878
NET ASSETS		$1,085,291,634
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 29,620,752 shares		$296,208
Additional Paid-in Capital		900,239,661
Accumulated net realized loss on investments		(34,521,208)
Accumulated net investment loss		(1,996,503)
Unrealized appreciation of investments		221,273,476
NET ASSETS		$1,085,291,634
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$36.64
Maximum offering price per share (100/94.75 of per share net asset value)		$38.67

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2011

INVESTMENT INCOME
Dividends		$2,813,032
Interest		727,341
		$3,540,373
EXPENSES
Advisory fees	$4,279,492
Financial services	654,537
Transfer agent fees and expenses	362,013
Reports to shareholders	44,784
Directors' fees and expenses	43,029
Custodian fees and expenses	42,169
Registration fees	35,752
Audit and tax services	28,537
Legal fees	10,048
Other expenses	36,515	5,536,876
Net investment loss		$(1,996,503)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$210,133,875
Cost of investment securities sold	171,525,285
Net realized gain on investments		$38,608,590
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$556,631,968
Unrealized appreciation at end of period	221,273,476
Change in unrealized appreciation of investments		(335,358,492)
Net realized and unrealized loss on investments		$(296,749,902)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(298,746,405)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2011		Year Ended March 31, 2011
CHANGE IN NET ASSETS
Operations:
Net investment loss	$(1,996,503)		$(1,904,778)
Net realized gain on investments	38,608,590		71,711,726
Change in unrealized appreciation of investments	(335,358,492)		273,383,708
Change in net assets resulting from operations		$(298,746,405)		$343,190,656
Capital Stock transactions:
Proceeds from Capital Stock sold	$70,457,126		$55,527,712
Cost of Capital Stock repurchased*	(89,452,554)	(18,995,428)	(144,398,584)	(88,870,872)
Total change in net assets		$(317,741,833)		$254,319,784
NET ASSETS
Beginning of period		1,403,033,467		1,148,713,683
End of period		$1,085,291,634		$1,403,033,467
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		1,583,969		1,399,402
Shares of Capital Stock repurchased		(2,043,276)		(3,994,488)
Change in Capital Stock outstanding		(459,307)		(2,595,086)

*  Net of redemption fees of $66,801 and $45,008 for the periods ended September 30, 2011 and March 31, 2011, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,		Year Ended March 31,
	2011		2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of period	$46.64		$35.16	$20.25	$36.84	$44.28	$44.99
Income from investment operations
Net investment income (loss)	$(0.07)		$(0.06)	$(0.07)	$0.30	$0.62	$0.69
Net realized and unrealized gain (loss) on investment securities	(9.93)		11.54	15.01	(14.51)	(3.38)	2.34
Total from investment operations	$(10.00)		$11.48	$14.94	$(14.21)	$(2.76)	$3.03
Less distributions:
Dividends from net investment income	—		—	$(0.03)	$(0.41)	$(0.67)	$(0.63)
Distributions from net realized capital gains	—		—	—	(1.97)	(4.01)	(3.11)
Total distributions	—		—	$(0.03)	$(2.38)	$(4.68)	$(3.74)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$36.64		$46.64	$35.16	$20.25	$36.84	$44.28
Total investment return**	(21.42)%		32.65%	73.84%	(39.05)%	(6.45)%	7.37%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,085,292		$1,403,033	$1,148,714	$765,770	$1,812,340	$2,223,548
Ratio of expenses to average net assets	0.85	%†	0.87%	0.86%	0.93%	0.88%	0.86%
Ratio of net investment income (loss) to average net assets	(0.31	)%†	(0.16)%	(0.20)%	0.92%	1.46%	1.58%
Portfolio turnover rate	14	%†	8%	19%	18%	18%	18%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2011 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York Time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $314,588,758 for the six months ended September 30, 2011. Realized

NOTES TO FINANCIAL STATEMENTS

Continued

gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2011 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2011 for federal income tax purposes was $238,939,544 and $17,666,068, respectively, resulting in net unrealized appreciation of $221,273,476. As of and during the period ended September 30, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2007 or by state tax authorities for years ended on or before March 31, 2006.

During the period ended September 30, 2011, the Fund reclassified $1,904,778 of net investment losses from Accumulated Net Investment Losses to Additional Paid-in Capital to align financial reporting with tax reporting.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended September 30, 2011, the Fund paid aggregate fees of $42,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2011, the Fund collected $66,801 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 6 — Distributor

For the six months ended September 30, 2011, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $5,460 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately

NOTES TO FINANCIAL STATEMENTS

Continued

reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price, Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonable use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2011:

	Level 1	Level 2	Level 3(3)	Total
Common Stocks(1)	$714,162,528	—	—	$714,162,528
U.S. Treasuries	—	$250,451,400	—	250,451,400
Short-Term Investments(2)	—	138,908,443	—	138,908,443
	$714,162,528	$389,359,843	—	$1,103,522,371

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the period ended September 30, 2011. Additionally, there were no transfers into or out of Level 3 during the period ended September 30, 2011.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2011

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2011	$1,000.00	$1,000.00
Ending Account Value September 30, 2011	$785.80	$1,020.69
Expenses Paid During Period*	$3.81	$4.31

*  Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2011 (183/365 days).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 2, 2011, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2012, on the recommendation of the Independent Directors who met in executive session on August 2, 2011 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the senior analyst supporting the team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Dennis Bryan, who has been with the Adviser since 1993, Rikard Ekstrand, who has been with the Adviser since 1999, Robert Rodriguez, who has managed the Fund since 1984, and Arik A. Ahitov, who joined the Adviser in 2010. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper, a Thomson Reuters Company ("Lipper"), regarding the Fund's performance relative to a peer group of mid-cap value funds selected by Lipper (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive long-term investment performance when compared to the Peer Group. They further concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Board and the Independent Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Directors noted that the Fund's fees and expenses were at the lower end of the range for the Peer Group. The Board and the Independent Directors noted that the overall expense ratio of the Fund was also the low when compared to the Peer Group. The Board and the Independent Directors noted that overall expense ratio of the Fund was also low when compared to the Peer Group. The Board and the Independent Directors concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Independent Directors discussed the fact that the fee rate does not have any additional breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

additional breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes-Oxley. According to the Adviser, such increased costs have included a significant investment in the analyst who assists with the management of the Fund, additions to administrative personnel and systems that enhance the quality of services provided to the Fund and the establishment of a full-time Chief Compliance Officer and his assistant. The Board and the Independent Directors also noted that asset levels of the Fund are currently lower than they were five years ago, yet the Adviser has continued to make investments in personnel servicing the Fund. Based on these considerations, it was the sense of the Board and the Independent Directors that additional breakpoints in the Fund's advisory fee structure were not warranted based on current asset levels.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors also determined that while there is no uniform industry methodology to measure or apply economies of scale, the Fund's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Directors determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2012.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)*	Director & Chairman† Years Served: 13	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (74)*	Director† Years Served: 2	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (66)*	Director† Years Served: 11	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (68)*	Director† Years Served: 5	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (70)*	Director† Years Served: 1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	3	California Council on Economic Education

Robert L. Rodriguez – (62)	Director† Portfolio Manager Years Served: 27	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (50)	Co-Chief Executive Officer & Portfolio Manager Years Served: 15	Partner of the Adviser since 2006. Formerly, Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (46)	Co-Chief Executive Officer & Portfolio Manager Years Served: 4	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (67)	Vice President Years Served: 26	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (51)	Treasurer Years Served: 14	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (54)	Chief Compliance Officer Years Served: 16	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (56)	Secretary Years Served: 28	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (44)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser since 2005.

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2011 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                    Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                    Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)                    Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)                    Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)                    Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Co-Chief Executive Officer
(Principal Executive Officer)

Date: November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Co-Chief Executive Officer
(Principal Executive Officer)

Date: November 23, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: November 23, 2011